Exhibit 1.1

                                ASTRAZENECA PLC

                                Debt Securities

                             UNDERWRITING AGREEMENT

                                                                ________, 200__

J.P. Morgan Securities Inc.
  As representatives of the several Underwriters named in Schedule I to the applicable Pricing Supplement,
c/o J.P. Morgan Securities Inc.
270 Park Avenue,
New York, NY 10017.

Ladies and Gentlemen:

     From time to time AstraZeneca PLC, a company organized under the laws of England (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and subject to the terms and conditions stated herein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein), for whom J.P. Morgan Securities Inc. are acting as representatives (the "Representatives"), certain of its debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities").

     The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and pursuant to the Indenture, dated as of _____, 2003 (the "Indenture"), between the Company and JPMorgan Chase Bank (the "Trustee").

     1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firm(s) designated as representative(s) of the Underwriters of such securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to the firm(s) acting as representative(s) of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to


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the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

     2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a) Two registration statements on Form F-3 (Registration No. 333- o, and No. 33-83774, respectively) in respect of the Securities have been filed with the Securities and Exchange Commission (the "Commission"); such registration statements and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statements, but including all documents incorporated by reference in the prospectus contained therein, have been declared effective by the Commission in such form; and no stop order suspending the effectiveness of either registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of l933, as amended (the "Act"), being hereinafter called a "Preliminary Prospectus"); the various parts of each registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in each registration statement at the time such part of the registration statement became effective but excluding Form T-1 and if applicable, including information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act, each as amended at the time such part of the registration statement became effective being hereinafter called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration


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     Statement shall be deemed to refer to and include any annual report of the
     Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing;

          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

          (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects, to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

          (d) The consolidated financial statements and schedules, if any, of the Company incorporated by reference in or filed with and as a part of the Registration Statement and the Prospectus present fairly, in all material respects, the consolidated


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     financial position as of the respective dates and the consolidated results of operations and cash flows for the respective periods covered thereby of the Company in conformity with applicable generally accepted accounting principles applied on a consistent basis throughout the periods involved;

          (e) Since the latest date as of which information is given in the Registration Statement and the Prospectus there has not been any material change in the consolidated shareholders' equity or consolidated long-term debt of the Company and its subsidiaries taken as a whole, or any material adverse change, or any development reasonably likely to result in a prospective material adverse change in or affecting the financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth in the Prospectus;

          (f) To the best of the Company's knowledge, after due inquiry, and other than as set forth in the Prospectus, there are no material legal or governmental or regulatory proceedings pending or threatened to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject that are required to be described in the Registration Statement or the Prospectus and are not so described and there are no statutes or regulations that are required to be described in the Registration Statement or the Prospectus and are not so described;

          (g) The Designated Securities have been duly authorized and, when executed and authenticated in accordance with the Indenture and delivered to and paid for by the Underwriters, will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally and equitable principles of general applicability; the Indenture has been duly qualified under the Trust Indenture Act; and the Designated Securities conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented.

          (h) The issue and sale of the Designated Securities and the compliance by the Company with the Indenture, this Agreement and the Pricing Agreement relating to the Designated Securities and the consummation by the Company of the transactions contemplated herein and therein will not contravene (x) any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement or other similar agreement or instrument to which the Company is a party or by which the Company is bound, or (y) any statute of the United Kingdom or any political subdivision thereof, or any order, rule or regulation known to the Company of any court or of any governmental agency or body in the United States or the United Kingdom or any political subdivision thereof, except in the case of clauses (x) and (y) above for such contraventions which would not affect the validity or binding nature of the Designated Securities or have a material adverse effect on the financial positions, shareholders' equity or results of operations of the Company and its consolidated subsidiaries considered as a whole;


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          (i) No consent, approval, authorization, order, registration or qualification of or with any court or any governmental agency or body described in (h) above is required for the issue and sale of the Designated Securities by the Company in the manner contemplated herein or the consummation of the other transactions contemplated by this Agreement, the Pricing Agreement or the Indenture;

          (j) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be required to register as, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

          (k) KPMG Audit Plc are independent public accountants with respect to the Company as required by the Act and the rules and regulations of the Commission thereunder.

     3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented. Each Underwriter represents and agrees that (a) in relation to Designated Securities which have a maturity of one year or more and which are to be admitted to the Official List of the U.K. Listing Authority, it has not offered or sold and will not offer or sell any Designated Securities to persons in the United Kingdom prior to admission of such Designated Securities to listing in accordance with Part VI of the Financial Services and Markets Act 2000 (the "FSMA"), except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their business or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 or the FSMA, (b) in relation to Designated Securities which have a maturity of one year or more and which are not to be admitted to the Official List of the U.K. Listing Authority, it has not offered or sold and will not offer or sell any Designated Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their business or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 or the FSMA, (c) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Designated Securities in, from or otherwise involving the United Kingdom and (d) it will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (with the meaning of Section 21 of the FSMA) received by it in connection with the issue and sale of such Designated Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company.

     4. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the


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Company, shall be delivered by or on behalf of the Company to the
Representatives for the account of such Underwriter at the office of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York, against payment by such Underwriter or on its behalf of the purchase price therefor in same day funds, payable to the order of the Company in the funds specified in such Pricing Agreement, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities. The Securities will be delivered by the Company to the Representatives in the form of one or more global Securities, representing all of the Securities, which will be registered in the name of a nominee for The Depository Trust Company ("DTC") and deposited on behalf of the Underwriters with Cede & Co. as custodian for DTC, for credit to the respective participant accounts of the Underwriters unless otherwise directed by you. Such global Securities will be made available for checking at least twenty-four hours prior to the Time of Delivery through the facilities of DTC.

     5. The Company agrees with each of the Underwriters of any Designated
Securities:

          (a) To prepare in consultation with the Representatives the Prospectus, as amended and supplemented in relation to the applicable Designated Securities, in a form approved by the Representatives, which approval the Representatives agree they will not unreasonably withhold, and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery without prior consultation with the Representatives for such Securities; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after the Company receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any


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     prospectus relating to the Securities or suspending any such qualification, to use promptly its reasonable best efforts to obtain its withdrawal;

          (b) Promptly from time to time to use its reasonable best efforts to qualify such Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and to pay all expenses (including reasonable fees and disbursements of counsel) in connection with such qualification and in connection with the determination of the eligibility of such Securities for investment under the laws of such jurisdictions as the Representatives may designate and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to take any other action which would subject it to service of process in suits in any jurisdiction other than those arising out of the offering or sale of the Designated Securities in such jurisdiction;

          (c) To furnish the Underwriters, without charge, with a copy of the Registration Statement, with copies of the Prospectus as amended or supplemented, including the exhibits and materials, if any, incorporated by reference therein, in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Designated Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; provided, however, if any Underwriter is required to deliver a prospectus in connection with sales of any of the Designated Securities at any time nine months or more after the time of issue of the Prospectus, upon their request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as the Representatives may request of an amended or supplemented Prospectus complying with Section 10(a) (3) of the Act;

          (d) To make generally available to the Company's security holders and to the Representatives as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement, an earnings statement of the


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     Company and its subsidiaries (which need not be audited) complying with
     Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158); and

          (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the earlier of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Time of Delivery and which are denominated in U.S. dollars and substantially similar to such Designated Securities, without the prior written consent of the Representatives, which consent shall not be unreasonably withheld.

     6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) except as provided in the proviso contained in Section 5(c) hereof, the fees, disbursements and expenses of counsel and accountants of the Company in connection with the registration of the Designated Securities under the Act and the qualification of the Indenture under the Trust Indenture Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Designated Securities;
(iii) all, expenses in connection with the qualification of the Designated Securities for offering and sale under state securities laws as provided in
Section 5(b) hereof, including the reasonable fees, disbursements and expenses of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Designated Securities; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Designated Securities;
(vi) the cost of preparing the Securities and of the delivery of the Designated Securities to the Underwriters; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; and (viii) except as provided in the proviso contained in Section 5(c) hereof all reasonable other costs and expenses incident to the performance of their obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and
Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Designated Securities by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements


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of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the time of Delivery for such Designated Securities, true and correct in all material respects, the condition that the Company shall have performed all, of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

          (b) Sullivan & Cromwell LLP, United States counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to the validity of the Indenture, the Designated Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters (such counsel being entitled to state that they have assumed that any document referred to in their opinion and executed by the Company has been duly authorized, executed and delivered pursuant to English law and, as to all matters of English law, their opinion is given in reliance upon, and is subject to the qualifications set forth in, the opinion of the Counsel for the Company required by subsection (c) of this Section 7);

          (c) Counsel for the Company shall have furnished to the Representatives a written opinion, dated the Time of Delivery for such Designated Securities, in form and substance reasonably satisfactory to the Representatives (such counsel being entitled to state that such counsel has made no investigation of the laws of any country other than England and that such counsel's opinion is confined to matters of English law and, as to all matters governed by the laws of the United States and the State of New York, such opinion is given in reliance upon, and is subject to the qualifications set forth in, the opinion required by subsection (e) of this Section 7), substantially to the effect that:

               (i) The Company has been duly incorporated under the Companies Act 1985, as amended, and is an existing company with the requisite power and authority to own its properties and assets and conduct its business as described in the Prospectus as amended or supplemented;

               (ii) No order or resolution for the winding up of the Company or any of its material subsidiaries and no order for the administration of the Company or any of its material subsidiaries has been made;


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               (iii) This Agreement and the applicable Pricing Agreement have been duly authorized, executed and delivered by the Company and the consent to service of process contained in Section 15 of this Agreement is a valid and binding agreement of the Company;

               (iv) The issue and sale of the Designated Securities and the compliance by the Company with all of the provisions of the Indenture, this Agreement and the Pricing Agreement relating to the Designated Securities and the consummation by the Company of the transactions contemplated herein and therein will not contravene (x) the provisions of the Company's Memorandum and Articles of Association, or (y) any statute of the United Kingdom or any political subdivision thereof, or any order, rule or regulation known to such Solicitor of any court or of any governmental agency or body in the United Kingdom or any political subdivision thereof, except in the case of clause (y) above for such contraventions which would not affect the validity or binding nature of the Designated Securities or have a material adverse effect on the financial position, shareholders' equity or results of operations of the Company and its consolidated subsidiaries considered as a whole;

               (v) No consent, approval, authorization, order, registration or qualification of or with any such court or any such governmental agency or body described in (v) above is required for the issue and sale of the Designated Securities by the Company in the manner contemplated herein or the consummation of the other transactions contemplated by this Agreement , the Pricing Agreement or the Indenture;

               (vi) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company; no taxes or recording fees are required to be paid in the United Kingdom with respect to the execution of the Indenture in the manner contemplated herein; and

               (vii) The statements in the Prospectus set forth in the last sentence under the caption "Enforcement of Certain Civil Liabilities" and contained under the caption "United Kingdom Taxation" with respect to matters of English law are true and correct in all material respects.

          In giving the opinion set forth in subparagraphs (iii), (iv), (v), and (vi) of this subsection (c), such counsel may state that in the case of default by the Company in the performance of its obligations under this Agreement or any other agreement referred to in such opinion, any proceedings in an English court to pursue remedies would be subject to the following: (a) a judgment rendered by a court outside the United Kingdom would not be enforced by the English courts without a retrial or re-examination if such judgment was obtained by fraud or in a manner opposed to natural justice or if the enforcement thereof were contrary to United Kingdom public policy; and (b) in any proceedings to enforce in an English court a foreign judgment it is open to the defendant to raise any counterclaim which he could have


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     brought if the action had originally been brought in England unless the subject of the counterclaim was in issue and decided in the foreign proceedings; and in giving the opinion in subparagraph (vii) above, such counsel may assume that the Designated Securities conform to the specimen thereof examined by such counsel.

          (d) The Solicitor for the Company shall have furnished to the Representatives a written opinion, dated the Time of Delivery for such Designated Securities, in form and substance reasonably satisfactory to the Representatives (such Solicitor being entitled to state that he has made no investigation of the laws of any country other than England and that his opinion is confined to matters of English law and, as to all matters governed by the laws of the United States and the State of New York, such opinion is given in reliance upon, and is subject to the qualifications set forth in, the opinion required by subsection (e) of this Section 7), substantially to the effect that:

               (i) To the best of such Solicitor's knowledge, after due inquiry, and other than as set forth in the Prospectus, there are no material legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject that are required to be described in the Registration Statement or the Prospectus and are not so described and there are no statutes or regulations that are required to be described in the Registration Statement or the Prospectus and are not so described; and

               (ii) The issue and sale of the Designated Securities and the compliance by the Company with all of the provisions of the Indenture, this Agreement and the Pricing Agreement relating to the Designated Securities and the consummation by the Company of the transactions contemplated herein and therein will not contravene any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement or other similar agreement or instrument known to such Solicitor to which the Company is a party or by which the Company is bound, except for such contraventions which would not affect the validity or binding nature of the Designated Securities or have a material adverse effect on the financial position, shareholders' equity or results of operations of the Company and its consolidated subsidiaries considered as a whole.

          (e) Davis Polk & Wardwe1l, United States counsel for the Company, shall have furnished to the Representatives their written opinion, dated the Time of Delivery for such Designated Securities, in form and substance reasonably satisfactory to the Representatives (such counsel being entitled to state that they have assumed that any document referred to in their opinion and executed by the Company has been duly authorized, executed and delivered pursuant to Eng1ish law and, as to all matters governed by the laws of England, their opinion is given in reliance upon, and is subject to the same qualifications set forth in, the opinion required by subsection (c) of this Section 7), substantially to the effect that:

               (i) This Agreement and the Pricing Agreement relating to the Designated Securities have been duly authorized, executed and delivered by the Company;

               (ii) The Designated Securities have been duly authorized and, when executed and authenticated in accordance with the Indenture and delivered to and paid for by the Underwriters, will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized, executed and delivered by the Company and assuming that the Indenture has been duly authorized, executed and delivered by the Trustee the Indenture will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms subject to the effects of applicable bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally and equitable principles of general applicability; the Indenture has been duly qualified under the Trust Indenture Act; no taxes or recording fees are required to be paid in the United States with respect to the issuance of the Designated Securities in the manner contemplated herein, except such as have been paid;

               (iii) The Designated Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Prospectus as amended or supplemented;

               (iv) The issue and sale of the Designated Securities and the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, this Agreement and the Pricing Agreement relating to the Designated Securities and the consummation by the Company of the transactions herein and therein contemplated will not contravene any statute of the United States or the State of New York or any order, rule or regulation known to such counsel of any court or governmental agency or body of the United States or the State of New York, except for such contraventions which would not affect the validity or binding nature of the Designated Securities or have a material adverse effect on the financial position, shareholders' equity or results of operations of the Company and its consolidated subsidiaries considered as a whole;

               (v) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body described in (iv) above is required for the issue and sale of the Designated Securities by the Company in the manner contemplated herein or the consummation by the Company of the other transactions contemplated by this Agreement, the Pricing Agreement, the Indenture or the Securities, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

               (vi) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

               (vii) The documents incorporated by reference in the Prospectus (except as to the financial statements and supporting schedules included or incorporated by reference therein, other financial or statistical data included or incorporated by reference therein and including, but without limit to the data included or incorporated by reference therein relating to market size and market shares in the pharmaceutical industry as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act; and

               (viii) Such counsel (1) is of the opinion that the Registration Statement, at the time it became effective, and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery for the Designated Securities (except as to the financial statements and supporting schedules included or incorporated by reference therein, other financial or statistical data included or incorporated by reference therein and including, but without limit to the data included or incorporated by reference therein relating to market size and market shares in the pharmaceutical industry, as to which such counsel need express no opinion, and except for that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-l) of the Trustee) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and (2) has no reason to believe that (except as aforesaid), the Registration Statement (including the documents incorporated by reference therein), at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (3) has no reason to believe that the Prospectus, as of its date (except as aforesaid), and the Prospectus as amended or supplemented, if applicable, prior to the Time of Delivery (except as aforesaid) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

     In giving the opinions set forth in subparagraphs (vii) and (viii) of this subsection (e) such counsel may state that such opinion is based on their participation in the preparation of the Registration Statement and the Prospectus and a review of the contents thereof but without independent check or verification except for the matters referred to in subparagraph (iii) of this subsection (e). Such opinion may also state that it is confined to matters of the laws of the United States of America and the State of New York. Such opinion may also state that such counsel expresses no opinion or belief as to the statements of English law or descriptions of legislation referred to in subparagraph (vii) of paragraph (c) of this Section 7;

          (f) On the date of an applicable Pricing Agreement and at the Time of Delivery for such Designated Securities, KPMG Audit plc, the independent accountants of the Company who have certified the financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, shall have furnished to the Representatives a letter or letters, dated as of each such date and in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus as amended or supplemented and as to such other matters as the Representatives may reasonably request; and

          (g) The Company shall have furnished or caused to be furnished to the Representatives a certificate or certificates, dated the Time of Delivery for the Designated Securities, of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties in all material respects of the Company in this Agreement and the Pricing Agreement at and as of the Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed prior to such Time of Delivery, and as to the matters set forth in Sections 7(a) and 11(i) hereof.

     8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the prospectus as amended or supplemented (if used within the period set forth in paragraph (c) of Section 5 hereof and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities; and provided, further, that the foregoing indemnity with respect to the Preliminary Prospectuses, Prospectuses or any Prospectuses as amended or supplemented shall not inure to the benefit of any Underwriter of Designated Securities (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased Designated Securities if such untrue statement or omission or alleged untrue statement or omission made in any Preliminary Prospectus, Prospectus or any Prospectus as amended or supplemented is eliminated or remedied in the Prospectus as most recently amended or supplemented (copies of which amendments and supplements were delivered to the Representatives) and a copy of the Prospectus as most recently amended or supplemented had not been furnished to such person at or prior to the written confirmation of the sale of such Designated Securities to such person.

     (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other Prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other Prospectus relating to the Securities, or any amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will, reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, promptly notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. The indemnifying party shall not be liable for any settlement of any action effected without its written consent but if settled with such consent, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement.

     (d) To the extent that the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection
(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

     (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act and to the Underwriters' affiliates, directors and officers; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company, the duly authorized representative of the Company in the United States, and to each person, if any, who controls the Company within the meaning of the Act or the Exchange Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that the Representatives have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

     (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives, the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of the Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter or the Company, the duly authorized representative of the Company in the United States or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Designated Securities.

     11. Any Pricing Agreement shall be subject to termination in the absolute discretion of the Representatives, after consultation with the Company, if, since the respective dates as of which information is given in the Prospectus, as amended or supplemented relating to Designated Securities, in the case of clause (i) below, or subsequent to the execution and delivery of the Pricing Agreement and prior to the Time of Delivery of the Designated Securities, in the case of clauses (ii) through (vii) below, (i) there shall have been a material adverse change, or any development which in the reasonable judgment of the Company will result in a material adverse change, in the business, properties or financial condition of the Company and its consolidated subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus, as amended or supplemented relating to such Securities; (ii) there shall have occurred a downgrading in the rating accorded the Company's senior debt securities by Moody's Investor Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, in the event that the Company's senior debt securities are not rated by either Moody's or S&P, by another "nationally recognized statistical rating organization" as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act;
(iii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other senior debt securities or preferred stock of or guaranteed by the Company (other than an announcement with positive implications of a possible upgrading); (iv) there shall have been a change or development involving a prospective change in United States or United Kingdom taxation affecting the Designated Securities or the imposition of exchange controls by the United States or the United Kingdom affecting the Designated Securities, otherwise than as set forth or contemplated in the Prospectus; (v) trading in securities generally on the New York Stock Exchange or the London Stock Exchange or any other exchange where the Designated Securities are listed or intended to be listed shall have been suspended or materially limited; (vi) a general moratorium on commercial banking activities in the State of New York shall have been declared by either Federal or New York State authorities or a general moratorium on commercial banking activities in the United Kingdom shall have been declared by authorities in the United Kingdom; (vii) there shall have occurred the outbreak or escalation of hostilities involving the United States or the United Kingdom or the declaration by the United States or the United Kingdom of a national emergency or war; or (viii) there shall have occurred any change in financial markets or other national or international calamity or crisis of such magnitude and severity in its effect on the financial markets, as, in any such case described in clauses (i) through (viii) above, in the judgment of the Representatives, after consultation with the Company, to make it impracticable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus, as amended or supplemented relating to such Securities.

     12. If any Pricing Agreement shall be terminated by the Underwriters of the Designated Securities pursuant to clause (i) of Section 11 hereof or because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of the Pricing Agreement, or if for any reason the Company shall be unable to perform its obligations under the Pricing Agreement, the Company will reimburse the Underwriters of such Securities for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by the Underwriters in connection with the Designated Securities.

     Notwithstanding the termination of any Pricing Agreement the provisions of
Section 8, 9 and 10 hereof shall remain in effect.

     13. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to J.P. Morgan Securities Inc., 270 Park Ave, 8th Floor, New York, New York 10017, Attention: Investment Grade Syndicate Desk,
Tel: 212-834-4533, Fax: 212-834-6081; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to its address set forth in the Registration Statement, Attention: Secretary, or such other address as the Company shall notify in writing to J.P. Morgan Securities Inc.; provided, however, that any notice to an Underwriter of Designated Securities pursuant to
Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     14. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Designated Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     15. The Company hereby appoints CT Corporation System, 1633 Broadway, New York, New York 10019 as its authorized agent (the "Authorized Agent") upon which process may be served in any action based on this Agreement which may be instituted in any State or Federal court in The City, County and State of New York by any Underwriter and expressly accepts the jurisdiction of any such court in respect of such action. Such appointment shall be irrevocable so long as any of the Designated Securities remain outstanding unless and until a successor Authorized Agent shall be appointed and such successor shall accept such appointment. The Company will take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment or appointments in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company (mailed or delivered as aforesaid) shall be deemed, in every respect, effective service of process upon the Company. Notwithstanding the foregoing, any action based on this Agreement or any Pricing Agreement may be instituted by any Underwriter against the Company in any competent court in the United Kingdom.

     16. Time shall be of the essence of each Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     17. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     18. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                           Very truly yours,



                                           ASTRAZENECA PLC


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:

Accepted as of the date hereof:


---------------------------------
(J.P. Morgan Securities Inc.)


On behalf of each of the Underwriters

                                                                        ANNEX I

                               Pricing Agreement

J.P. Morgan Securities Inc.
[Name(s) of Co-Representative(s), (1)]
   As Representatives of the several
     Underwriters named in Schedule I hereto, [J.P. Morgan contact details]
270 Park Avenue,
New York, NY 10017


                                                             __________, 200___

Ladies and Gentlemen:

     AstraZeneca PLC (the "Company") proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated ___________ __, 200o (the "Underwriting Agreement"), between the Company on the one hand and J.P. Morgan Securities Inc. [and (names of Co-Representative(s) named therein)] on the other hand, to issue and sell to the Underwriters named in
Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

     An amendment of the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from

                                                                       ANNEX I

the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in
Schedule I hereto.

     If the foregoing is in accordance with your understanding, please sign and return to us [One for the Issuer and [each of] the Representatives plus one for each counsel] counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                            Very truly yours,

                                            ASTRAZENECA PLC


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

Accepted as of the date hereof:


-----------------------------------
(J.P. Morgan Securities Inc.)


On behalf of each of the Underwriters

                                   SCHEDULE I

                                                                   Principal
                                                                   Amount of
                                                                   Designated
                                                                  Securities to
                                                                  be Purchased
                                                                  -------------
J.P. Morgan Securities Inc.....................................    $
[Name(s) of Co-Representative(s) (1)]..........................
[Names of other Underwriters]..................................
                                                                   -----------

      Total.....................................................   $
                                                                   ===========

                                  SCHEDULE II

Title of Designated Securities:

  [___%] [Floating Rate] [Zero Coupon] [Notes]
  [Debentures] due

Aggregate principal amount

          [$]

Price to Public:

   % of the principal amount of the Designated Securities, plus accrued interest from ____________ to __________
   [and accrued amortization, if any, from __________ to _________________]

Purchase Price by Underwriters:

   % of the principal amount of the Designated Securities, plus accrued interest from ____________ to __________
   [and accrued amortization, if any, from __________ to _________________]

Specified funds for payment of purchase price:

   [New York] Clearing House funds

Indenture:

   Indenture dated _________, 200o, between the Company and [JPMorgan Chase Bank]

Maturity:



Interest Rate:

   [___%]  [Zero Coupon]  [See Floating Rate Provisions]

Interest Payment Date:

   [months and dates]

Redemption Provisions:

   [No provisions for redemption]

     [The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the amount of [$]_________ or an integral multiple thereof,

     [on or after __________, ____________ at the following redemption prices (expressed in percentages of principal amount). If [redeemed on or before _______, ____ %, and if] redeemed during the 12- month period beginning
     _____________,

                                      Year              Redemption Price
                                      ----              ----------------




     and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

     [on any interest payment date falling in or after ______, __, at the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption].

     [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

     [Restriction on refunding]

Sinking Fund Provisions:

     [No sinking fund provisions]

     [The Designated Securities are entitled to the benefit of a sinking fund to retire [$]__________ principal amount of Designated Securities on ____________ in each of the years _____ through _____ at 100% of their principal amount plus accrued interest] [, together with [cumulative] [noncumulative] redemptions at the option of the Company to retire an additional [$]_________ principal amount of Designated Securities in the years _____ through _____ at 100% of their principal amount plus accrued interest].

     [If Securities are extendable debt Securities, insert ---]

Extendable provisions:

     Securities are repayable on ________, ___ [insert day and years], at the option of the holder, at their principal amount with accrued interest. Initial annual interest rate will be ___%, and thereafter annual interest rate will be adjusted on __________, __ and ______, __ to a rate not less than ___% of the effective annual interest rate on U.S. Treasury obligations with ____-year maturities as of the [insert date 15 days prior to maturity date] prior to such [insert maturity date].]

     [If Securities are Floating Rate debt Securities insert ---]

Floating Rate provisions:

          Initial annual interest rate will be ___% through ___[and thereafter will be adjusted [monthly] [on each _________, _________, ________ and
     __________] [to an annual rate of ____% above the average rate for
     ____-year [month] [securities] [certificates of deposit] issued by
     ________ and ________ [insert names of banks].] [and the annual interest rate [thereafter] [from _________ through _________] will be the interest yield equivalent of the weekly average per annum market discount rate for ____-month Treasury bills plus ___% of Interest Differential (the excess, if any, of (i) then currently weekly average per annum secondary market yield for ___-month certificates of deposit over (ii) then current interest yield equivalent of the weekly average per annum market discount rate for ___-month Treasury bills); [from _________ and thereafter the rate will be the then current interest yield equivalent plus ___% of Interest Differential].]

Defeasance provisions:



Time of Delivery:

Closing Location for Delivery of Securities:

Names and addresses of Representatives:

     Designated Representatives:

     Address for Notices, etc.:

[Other Terms]*



---------
     * A description of particular tax, accounting or other unusual features (such as the addition of event risk language) of the Securities should be set forth, or referenced to an attached and accompanying description, if necessary to ensure agreement as to the terms of the Securities to be purchased and sold. Such a description might appropriately be in the form in which such features will be described in the Prospectus Supplement for the offering.